Exhibit 10.17
AMENDMENT/EXTENSION OF
OPTION TO PURCHASE REAL PROPERTY
     THIS AMENDMENT/EXTENSION dated this 30 day of March, 2007, by and between David M. Czech and Delores R. Czech, husband and wife, hereinafter referred to as “Sellers,” and Agassiz Energy, LLC, a Minnesota limited liability company, hereinafter referred to s “Purchaser”;
     WITNESSETH THAT:
     WHEREAS, the parties have entered into an Option to Purchase Real Property dated April 30, 2005, and recorded in the Office of the Polk County Recorder on May 12, 2005, as Document No. A000622013; and
     WHEREAS, the terms of said Option to Purchase Real Property provide for a primary option period ending March 31, 2006, and an extension option period ending March 31, 2007; and
     WHEREAS, the parties have negotiated an extension of said Option to Purchase Real Property for an additional one-year period, ending March 31, 2008, on the terms set forth herein;
     NOW, THEREFORE, it is agreed as follows:

     1. That the Option to Purchase Real Property by and between the parties dated April 30, 2006, and recorded in the Office of the Polk County Recorder on May 12, 2005, as Document No. A000622013, shall be amended to provide:
     A. That the real estate subject to the option shall be the real property situated in the County of Polk and State of Minnesota described as:
The Southwest Quarter of the Southeast Quarter (SE1/4SE1/4); the Southeast Quarter of the Southwest Quarter (SE1/4SE1/4); and that part of the Northeast Quarter of the Southwest Quarter (NE1/4SW1/4) lying south of the Great Northern Railroad Right of Way, Section Three (3), Township One Hundred Forty-eight (148) North of Range Forty-two (42) West of the Fifth Principal Meridian according to the United States Government Survey thereof; and
That part of the Southeast Quarter of the Southeast Quarter (SE1/4SE1/4) of Section Three (3), Township One Hundred Forty-eight (148) North of Range Forty-two (42) West of the Fifth Principal Meridian, lying South of the Great Northern Railway right of way and West of U.S. Highway No. 59,
EXCEPT that part of the SE1/4SE1/4 of Section 3, Township 148 North of Range 42 West described as follows, to-wit: Beginning at the Southeast corner of said Section 3; thence West along the south boundary line of said Section 3 a distance of 470 feet to a point; thence at right angles north to a point on the south boundary line of the Burlington Northern Right-of-Way; thence in a southeasterly direction along the south boundary line of the said Burlington Northern Right-of-Way to a point where said right of way intersects with the east line of said Section 3; thence South along the east line of said Section 3 to the point of beginning;
AND EXCEPT that part of the SE1/4SE1/4 of Section 3, Township 148 North of Range 42 West described as follows, to-wit: Commencing at the southeast corner of said Section 3, then west along the south boundary line of said Section 3 a distance of 938 feet, which is the point of beginning of the tract herein described; then continuing on the south line of Section 3 a distance of 382 feet more or less, to the quarter quarter corner; then at right angles north on the quarter quarter line to a point on the south boundary line of Burlington Northern Railway Right-of-Way; then in a southeasterly direction along the south boundary line of said Burlington Northern Right-of-Way to a point which is 938 feet west of the east line of Section 3, then southerly in a straight line to the point of beginning:
AND EXCEPT that part of the SE1/4SE1/4 of Section 3, Township 148 North of Range 42 West described as follows, to-wit: Commencing at the southeast comer of said Section  3, then west along the south line of said Section 3 a distance of 470 feet, which is the point of beginning of the tract herein described; then continuing on the south line of Section 3 a distance of 468 feet more or less; then at right angles north to a point on the south boundary line of the Burlington Northern Railway Right-of-Way; then in a southeasterly direction along the south boundary line of said Burlington Northern Right-of-Way to a point which is 470 feet west of the east line of Section 3; then southerly in a straight line to the point of beginning.
     B. That Section Two, Period of Option and Extension, of the Option to Purchase Real Property shall be amended to provide that the option may be continued for a second extension period ending March 31, 2008.
     C. That Purchaser shall pay Sellers the sum of Five Thousand Dollars($5,000) for said second extension on or before March 31, 2007. Said $5,000 payment, together with the $5,000 paid for the original option period and the $5,000 for the first extension, ($15,000 total) shall be applied to the property purchase price ($60,000) set forth in the Option to Purchase Real Property.
     D. That the remaining terms of the Option to Purchase Real Property dated April 30, 2005, shall continue in full force and effect.

SELLERS:	PURCHASER:

AGASSIZ ENERGY, LLC
/s/ David M.Czech

DAVID M. CZECH

	By	/s/ Donald Sargeant

		Its	Chief Manager

/s/ Delores R. Czech
DELORES R. CZECH
	By	/s/ Larry Altringer

		Its	Treasurer

STATE OF MINNESOTA	)
	)	ss.
COUNTY OF SIBLEY	)
     The foregoing instrument was acknowledged before me this 30th day of March, 2007, by David M. Czech and Delores R. Czech, husband and wife, Sellers.

/s/ Joan R. Dose

Notary Public, Sibley County, MN
My Comm. Expires: Jan 31st, 2009
[Joan R. Dose Seal]

STATE OF MINNESOTA	)
	)	ss.
COUNTY OF POLK	)
     The foregoing instrument was acknowledged before me this 9th day of April, 2007, by Donald Sargeant and Larry Altringer, the Chief Manager and Treasurer, respectively of Agassiz Energy, LLC, a Minnesota limited liability company, Purchaser.

/s/ Daniel L. Rust

Notary Public, Polk County, MN My Comm. Expires:

THIS INSTRUMENT WAS DRAFTED BY:
Johannson, Rust, Stock
& Rasmusson, P.A.
P.O. Box 605
Crookston, MN 56716